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                                                                   EXHIBIT 10.26


                                                                         [STAMP]


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made and entered into as of the 9TH day of October 1998, by and between FRUEHAUF TRAILER CORPORATION ("Assignor"), and DECATUR ALUMINUM CORP., a Delaware corporation ("Assignee").

                                    RECITALS

         WHEREAS, Assignor or Assignor's predecessors in title as tenants have heretofore entered into certain leases with The Industrial Development Board of the City of Decatur, Alabama (the "IDB") covering certain real property situated in Morgan County, Alabama, as those leases are more particularly described on EXHIBIT A which is attached hereto and made a part hereof for all purposes (the leases are sometimes referred to herein as the "Leases"); and

         WHEREAS, IDB has also granted to Assignee or Assignor's predecessors in title certain options to purchase the property which is the subject of the Leases, as those options are particularly described on Exhibit A attached hereto (the "Decatur Options"); and

         WHEREAS, Assignor and Assignee entered into that certain Sublease Agreement dated January 7, 1994 with respect to the real and personal property covered by the Leases (the "Sublease"); and

         WHEREAS, Assignor is subject to that certain proceeding (the "Proceeding") described as IN RE: Fruehauf Trailer Corporation, Maryland Shipbuilding and Dry Dock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, The Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ Holdings, Inc. and E.L. Devices, Inc., Chapter 11 Case No. 96-1563 (PJW), in the United States Bankruptcy Court for the District of Delaware (the "Court"); and

         WHEREAS, the transaction evidenced by this Assignment is authorized under that certain ORDER APPROVING THE SALE OF PERSONAL PROPERTY TO DECATUR ALUMINUM CORP. FREE AND CLEAR OF LIENS, CLAIMS AND OTHER INTERESTS entered by the Court in the Proceeding on October 8, 1998.

         WHEREAS, Assignee desires to purchase from Assignor, and Assignor desires to sell and assign to Assignee, all of Assignor's rights, title and interest in and to the leasehold estates created under the Leases and the Decatur Options upon the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of TEN DOLLARS ($10.00) and other good and valuable consideration on this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, DELIVER and CONVEY unto Assignee all of Assignor's right, title and interest in the Leases and the leasehold estates created thereby, and 911 of the rights, benefits and privileges of the lessee thereunder, together with all of Assignor's right, title and interest in and



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to the Decatur Options, free and clear of all liens, claims and encumbrances, except Declaration of Restrictions recorded at Book 1276, Page 341 and Volume 1274, Page 650, Morgan County Probate Records, Sewer Assessment of City of Decatur in the amount of $70,745 and 30' wide easement recorded at Book 350, Page 328, Morgan County Probate Records, but subject to all terms, conditions, reservations and limitations set forth in the Leases and the Decatur Options (all such properties, rights and interests, subject as aforesaid, being hereinafter collectively called the "Assigned Rights").

         TO HAVE AND TO HOLD all and singular the Assigned Rights unto Assignee, its heirs, executors, legal representatives, successors and assigns, forever.

1. By accepting this Assignment and by its execution hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Leases on the part of the lessee therein required to be performed, from and after the date hereof, but not prior thereto.

2. Assignee agrees to accept the Assigned Rights, and acknowledges that sale of the Assigned Rights as provided for herein, is made by Assignor on an "AS IS, WHERE IS" basis. Assignee expressly acknowledges that, except for the limited warranty of title contained herein, Assignor makes no representation or warranty of any kind, oral or written, express or implied, or arising by operation of law, including but not limited to, any warranty of condition, habitability, merchantability, or fitness for a particular use or purpose. Nothing contained herein shall affect any rights of Assignee against any insurer of Assignor and any third parties, other than the Liquidating Trust created or to be created pursuant to the Plan of Reorganization approved in Case No. 96-1563 (PJW) in the United States Bankruptcy Court for the District of Delaware, In Re: Fruehauf Trailer Corporation, et al..

3. Assignee and Assignor acknowledge and agree that the Sublease is hereby terminated without penalty and that neither party shall have any further liability or obligation to the other thereunder.

4. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

5. This Assignment may be executed in identical counterparts, all of which, when taken together, will constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignee and Assignor have caused this Assignment to be executed effective as of the 9th day of October, 1998.


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                                        ASSIGNOR:

                                        FRUEHAUF TRAILER CORPORATION,
                                        A DELAWARE CORPORATION.

                                        By: /s/ CHRISS W. STREET
                                           ------------------------------
                                        Name:   Chriss W. Street
                                             ----------------------------
                                        Title:  President
                                              ---------------------------



                                        ASSIGNEE:

                                        DECATUR ALUMINUM CORP.,
                                        A DELAWARE CORPORATION

                                        By: /s/ JAMES P. MARRA
                                           ------------------------------
                                        Name:   James P. Marra
                                             ----------------------------
                                        Title:  Vice President
                                              ---------------------------




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THE STATE OF CALIFORNIA

COUNTY OF ORANGE

         I, the undersigned Notary Public in and for said County, in said State, hereby certify that C.W. Street, whose name as President of Fruehauf Trailer Corporation is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer with full authority, executed the same voluntarily for and as the act of said corporation.

      Given under my hand and official seal, this 8th day of October, 1998.

                                             /s/ ELEANOR J. GANN
                                             ----------------------------------
                                             Notary Public
[SEAL]                                       Printed Name: Eleanor J. Gann
                                                          ---------------------
                                             My commission expires:

                                                 3-26-99
                                             ----------------------------------


THE STATE OF TEXAS

COUNTY OF HARRIS

         I, the undersigned Notary Public in and for said County, in said State, hereby certify that James P. Marra, whose name as Vice President of Decatur Aluminum Corp. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, James P. Marra, as such officer with full authority, executed the same voluntarily for and as the act of said corporation.

       Given under my hand and official seal, this 9th day of October, 1998.


                                             /s/ DARICE ANGEL
                                             ----------------------------------
                                             Notary Public
[SEAL]                                       Printed Name: Darice Angel
                                                          ---------------------

                                             My commission expires:

                                               12-10-2001
                                             ----------------------------------




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                                    EXHIBIT A

                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         (1)(a) Lease agreement dated May 1, 1963 between The Industrial Development Board of the City of Decatur (the "IDB") and Fruehauf Trailer Company predecessor in title to Fruehauf Trailer Corporation ("Fruehauf") which was recorded in the office of Judge of Probate of Morgan County, Alabama (the "Recorder's Office") in Book 709 at page 630, as supplemented by that Supplemental Lease dated as of June 12, 1964 and recorded in the Recorder's Office in Book 732, page 645, and as extended by agreement dated as of April 30,1983 and recorded in the Recorder's Office in Book 1097, page 573 and incorporating an option to purchase the leased property.

         (b) An agreement of the IDB dated May 21, 1963, relating to Lease 1(a) identified above.

         (c) An agreement between the IDB and Fruehauf dated as of April 30, 1983, relating to Lease 1(a) identified above.

         (2)(a) Lease agreement between the IDB and Fruehauf dated May 1, 1964 and recorded in the Recorder's Office in Book 727 at pages
                  797 et seq. which was renewed and extended by agreement dated as of April 30, 1984, recorded in the Recorder's Office in Book 1113, page 160.

         (b) An agreement of the IDB dated June 16, 1964, relating to Lease 2(a) identified above.

         (c) An agreement between the IDB and Fruehauf dated as of April 3, 1984, relating to Lease 2(a) identified above.

         (d) An option dated as of April 30, 1984 granting to Fruehauf the option to purchase the property identified in Lease 2(a) described above.

         (3) Lease agreement between the IDB and Fruehauf dated as of October 1, 1965 recorded in the Recorder's Office in Book 763, page 300, as amended by agreement recorded in the Recorder's Office in Book 995, page 653, which has been renewed and extended, and the option on the leased property.

         (4) Lease agreement between the IDB and Fruehauf dated as of December 1, 1978 recorded in the Recorder's Office in Book 1003, page 788 and incorporating an option to purchase the leased property.